ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77I (b)


The following new portfolios were added:

1. Lifestyle Aggressive Portfolio - Class R1 and Class R2 Shares
2. Lifestyle Balanced Portfolio - Class R1 and Class R2 Shares
3. Lifestyle Conservative Portfolio - Class R1 and Class R2 Shares
4. Lifestyle Growth Portfolio - Class R1 and Class R2 Shares
5. Lifestyle Moderate Portfolio - Class R1 and Class R2 Shares
6. Lifecycle 2010 Portfolio - Class R, R1, R2, R3, R4, R5, 1, I, A, B, and C Shares
7. Lifecycle 2015 Portfolio - Class R, R1, R2, R3, R4, R5, 1, I, A, B, and C Shares
8. Lifecycle 2020 Portfolio - Class R, R1, R2, R3, R4, R5, 1, I, A, B, and C Shares
9. Lifecycle 2025 Portfolio - Class R, R1, R2, R3, R4, R5, 1, I, A, B, and C Shares
10.Lifecycle 2030 Portfolio - Class R, R1, R2, R3, R4, R5, 1, I, A, B, and C
   Shares
11.Lifecycle 2035 Portfolio - Class R, R1, R2, R3, R4, R5, 1, I, A, B, and C
   Shares
12.Lifecycle 2040 Portfolio - Class R, R1, R2, R3, R4, R5, 1, I, A, B, and C
   Shares
13.Lifecycle 2045 Portfolio - Class R, R1, R2, R3, R4, R5, 1, I, A, B, and C
   Shares
14.Lifecycle 2050 Portfolio - Class R, R1, R2, R3, R4, R5, 1, I, A, B, and C
   Shares
15.Lifecycle Retirement Portfolio - Class R, R1, R2, R3, R4, R5, 1, I, A, B, and
   C Shares
16.Index 500 Fund - Class NAV Shares


These new portfolios are described below.


Lifestyle Aggressive Portfolio - Class R1, Class R2
Lifestyle Balanced Portfolio - Class R1, Class R2
Lifestyle Conservative Portfolio - Class R1, Class R2
Lifestyle Growth Portfolio - Class R1, Class R2
Lifestyle Moderate Portfolio - Class R1, Class R2

DESCRIPTION OF FUND SHARES

     The Trustees of the Fund are responsible for the management and supervision of each fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series or funds and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of 80 series. Additional series may be added in the future. The Trustees have also authorized the issuance of 14 classes of shares of each fund, designated as Class A, Class B, Class C, Class NAV, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class I, Class 1, Class 3 and Class 5. Not all funds will issue all classes of shares. Additional classes of shares may be authorized in the future.

     The shares of each class of a fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

     Dividends paid by a fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees, if any, relating to each class will be borne exclusively by that class, and (ii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

     In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

     Unless otherwise required by the 1940 Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Fund. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

     Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of a fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no fund of the Fund shall be liable for the liabilities of any other fund. Furthermore, no fund included in the Prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which a fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

     The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds II does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

     Shares of a fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates.


ELIGIBLE INVESTORS FOR CLASS R, R1, R2, R3, R4 AND R5 SHARES

     Class R, R1, R2, R3, R4 and R5 shares are available only to qualified tuition programs under Section 529 of the Internal Revenue Code of 1986, as amended (the "Code")("529 plans") distributed by John Hancock or one of its affiliates and retirement plans ("Retirement Plans") including pension, profit-sharing and other plans ("Plans") qualified under Section 401(a) or described in Sections 403(b) or 457 of the Code, and non-qualified deferred compensation plans. Retirement Plans do not include IRA accounts except for Rollover IRA accounts for participants whose plans are invested in John Hancock Class R shares funds. Retirement Plans do not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs SIMPLE IRAs and individual 403(b) plans.

Lifecycle 2010 Portfolio - Class R, R1, R2, R3, R4, R5, 1 and Class NAV Shares

GOAL AND STRATEGY
The fund seeks high total return until its target retirement date. Thereafter, the fund will seek high current income and, secondarily capital appreciation.

To pursue these goals, the fund, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2010 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Chart under "Lifecycle Portfolios."

Although the fund invests primarily in underlying funds, the fund may also invest in Other Permitted Investments (as described under "Lifecycle Portfolios -- Other Permitted Investments") and use Hedging and Other Strategic Transactions (as described under "Lifecycle Portfolios -- Hedging and Other Strategic Transactions") to the extent consistent with its investment objectives.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goals.

MAIN RISKS
Fund of Fund Risk. The fund's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of underlying funds. In addition, achieving the fund's objective will depend on the performance of the underlying funds which depends on the underlying fund's ability to meet their investment objectives. There can be no assurance that either the fund or the underlying funds will achieve their investment objective.

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests in underlying funds which invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in Hedging and Other Strategic Transactions. To the extent the fund invests in these securities directly or engages in Hedging and Other Strategic Transactions, the fund will be subject to the same risks. As a fund's asset mix becomes more conservative, the fund becomes more susceptible to risks associated with fixed-income securities.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the underlying funds, the more sensitive the fund is to interest rate risk.

Credit Risk. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the underlying fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

High Yield Securities Risk. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

Hedging and Other Strategic Transactions. Hedging and Other Strategic Transactions (derivatives) could involve a loss to the fund if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.


Lifecycle 2015 Portfolio - Class R, R1, R2, R3, R4, R5, 1 and Class NAV Shares

GOAL AND STRATEGY
The fund seeks high total return until its target retirement date. Thereafter, the fund will seek high current income and, secondarily capital appreciation.

To pursue these goals, the fund, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2015 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Chart under "Lifecycle Portfolios."

Although the fund invests primarily in underlying funds, the fund may also invest in Other Permitted Investments (as described under "Lifecycle Portfolios -- Other Permitted Investments") and use Hedging and Other Strategic Transactions (as described under "Lifecycle Portfolios -- Hedging and Other Strategic Transactions") to the extent consistent with its investment objectives.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goals.

MAIN RISKS
Fund of Fund Risk. The fund's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of underlying funds. In addition, achieving the fund's objective will depend on the performance of the underlying funds which depends on the underlying fund's ability to meet their investment objectives. There can be no assurance that either the fund or the underlying funds will achieve their investment objective.

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests in underlying funds which invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in Hedging and Other Strategic Transactions. To the extent the fund invests in these securities directly or engages in Hedging and Other Strategic Transactions, the fund will be subject to the same risks. As a fund's asset mix becomes more conservative, the fund becomes more susceptible to risks associated with fixed-income securities.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the underlying funds, the more sensitive the fund is to interest rate risk.

Credit Risk. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the underlying fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

High Yield Securities Risk. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

Hedging and Other Strategic Transactions. Hedging and Other Strategic Transactions (derivatives) could involve a loss to the fund if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.


Lifecycle 2020 Portfolio - Class R, R1, R2, R3, R4, R5, 1 and Class NAV Shares

GOAL AND STRATEGY
The fund seeks high total return until its target retirement date. Thereafter, the fund will seek high current income and, secondarily capital appreciation.

To pursue these goals, the fund, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2020 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Chart under "Lifecycle Portfolios."

Although the fund invests primarily in underlying funds, the fund may also invest in Other Permitted Investments (as described under "Lifecycle Portfolios -- Other Permitted Investments") and use Hedging and Other Strategic Transactions (as described under "Lifecycle Portfolios -- Hedging and Other Strategic Transactions") to the extent consistent with its investment objectives.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goals.

MAIN RISKS
Fund of Fund Risk. The fund's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of underlying funds. In addition, achieving the fund's objective will depend on the performance of the underlying funds which depends on the underlying fund's ability to meet their investment objectives. There can be no assurance that either the fund or the underlying funds will achieve their investment objective.

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests in underlying funds which invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in Hedging and Other Strategic Transactions. To the extent the fund invests in these securities directly or engages in Hedging and Other Strategic Transactions, the fund will be subject to the same risks. As a fund's asset mix becomes more conservative, the fund becomes more susceptible to risks associated with fixed-income securities.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the underlying funds, the more sensitive the fund is to interest rate risk.

Credit Risk. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the underlying fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

High Yield Securities Risk. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

Hedging and Other Strategic Transactions. Hedging and Other Strategic Transactions (derivatives) could involve a loss to the fund if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

Lifecycle 2025 Portfolio - Class R, R1, R2, R3, R4, R5, 1 and Class NAV Shares

GOAL AND STRATEGY
The fund seeks high total return until its target retirement date. Thereafter, the fund will seek high current income and, secondarily capital appreciation.

To pursue these goals, the fund, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2025 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Chart under "Lifecycle Portfolios."

Although the fund invests primarily in underlying funds, the fund may also invest in Other Permitted Investments (as described under "Lifecycle Portfolios -- Other Permitted Investments") and use Hedging and Other Strategic Transactions (as described under "Lifecycle Portfolios -- Hedging and Other Strategic Transactions") to the extent consistent with its investment objectives.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goals.

MAIN RISKS
Fund of Fund Risk. The fund's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of underlying funds. In addition, achieving the fund's objective will depend on the performance of the underlying funds which depends on the underlying fund's ability to meet their investment objectives. There can be no assurance that either the fund or the underlying funds will achieve their investment objective.

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests in underlying funds which invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in Hedging and Other Strategic Transactions. To the extent the fund invests in these securities directly or engages in Hedging and Other Strategic Transactions, the fund will be subject to the same risks. As a fund's asset mix becomes more conservative, the fund becomes more susceptible to risks associated with fixed-income securities.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the underlying funds, the more sensitive the fund is to interest rate risk.

Credit Risk. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the underlying fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

High Yield Securities Risk. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

Hedging and Other Strategic Transactions. Hedging and Other Strategic Transactions (derivatives) could involve a loss to the fund if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

Lifecycle 2030 Portfolio - Class R, R1, R2, R3, R4, R5, 1 and Class NAV Shares


GOAL AND STRATEGY
The fund seeks high total return until its target retirement date. Thereafter, the fund will seek high current income and, secondarily capital appreciation.

To pursue these goals, the fund, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2030 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Chart under "Lifecycle Portfolios."

Although the fund invests primarily in underlying funds, the fund may also invest in Other Permitted Investments (as described under "Lifecycle Portfolios -- Other Permitted Investments") and use Hedging and Other Strategic Transactions (as described under "Lifecycle Portfolios -- Hedging and Other Strategic Transactions") to the extent consistent with its investment objectives.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goals.

MAIN RISKS
Fund of Fund Risk. The fund's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of underlying funds. In addition, achieving the fund's objective will depend on the performance of the underlying funds which depends on the underlying fund's ability to meet their investment objectives. There can be no assurance that either the fund or the underlying funds will achieve their investment objective.

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests in underlying funds which invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in Hedging and Other Strategic Transactions. To the extent the fund invests in these securities directly or engages in Hedging and Other Strategic Transactions, the fund will be subject to the same risks. As a fund's asset mix becomes more conservative, the fund becomes more susceptible to risks associated with fixed-income securities.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the underlying funds, the more sensitive the fund is to interest rate risk.

Credit Risk. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the underlying fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

High Yield Securities Risk. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

Hedging and Other Strategic Transactions. Hedging and Other Strategic Transactions (derivatives) could involve a loss to the fund if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

Lifecycle 2035 Portfolio - Class R, R1, R2, R3, R4, R5, 1 and Class NAV Shares

GOAL AND STRATEGY
The fund seeks high total return until its target retirement date. Thereafter, the fund will seek high current income and, secondarily capital appreciation.

To pursue these goals, the fund, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2035 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Chart under "Lifecycle Portfolios."

Although the fund invests primarily in underlying funds, the fund may also invest in Other Permitted Investments (as described under "Lifecycle Portfolios -- Other Permitted Investments") and use Hedging and Other Strategic Transactions (as described under "Lifecycle Portfolios -- Hedging and Other Strategic Transactions") to the extent consistent with its investment objectives.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goals.

MAIN RISKS
Fund of Fund Risk. The fund's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of underlying funds. In addition, achieving the fund's objective will depend on the performance of the underlying funds which depends on the underlying fund's ability to meet their investment objectives. There can be no assurance that either the fund or the underlying funds will achieve their investment objective.

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests in underlying funds which invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in Hedging and Other Strategic Transactions. To the extent the fund invests in these securities directly or engages in Hedging and Other Strategic Transactions, the fund will be subject to the same risks. As a fund's asset mix becomes more conservative, the fund becomes more susceptible to risks associated with fixed-income securities.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the underlying funds, the more sensitive the fund is to interest rate risk.

Credit Risk. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the underlying fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

High Yield Securities Risk. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

Hedging and Other Strategic Transactions. Hedging and Other Strategic Transactions (derivatives) could involve a loss to the fund if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

Lifecycle 2040 Portfolio - Class R, R1, R2, R3, R4, R5, 1 and Class NAV Shares

GOAL AND STRATEGY
The fund seeks high total return until its target retirement date. Thereafter, the fund will seek high current income and, secondarily capital appreciation.

To pursue these goals, the fund, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2040 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Chart under "Lifecycle Portfolios."

Although the fund invests primarily in underlying funds, the fund may also invest in Other Permitted Investments (as described under "Lifecycle Portfolios -- Other Permitted Investments") and use Hedging and Other Strategic Transactions (as described under "Lifecycle Portfolios -- Hedging and Other Strategic Transactions") to the extent consistent with its investment objectives.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goals.

MAIN RISKS
Fund of Fund Risk. The fund's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of underlying funds. In addition, achieving the fund's objective will depend on the performance of the underlying funds which depends on the underlying fund's ability to meet their investment objectives. There can be no assurance that either the fund or the underlying funds will achieve their investment objective.

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests in underlying funds which invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in Hedging and Other Strategic Transactions. To the extent the fund invests in these securities directly or engages in Hedging and Other Strategic Transactions, the fund will be subject to the same risks. As a fund's asset mix becomes more conservative, the fund becomes more susceptible to risks associated with fixed-income securities.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the underlying funds, the more sensitive the fund is to interest rate risk.

Credit Risk. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the underlying fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

High Yield Securities Risk. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

Hedging and Other Strategic Transactions. Hedging and Other Strategic Transactions (derivatives) could involve a loss to the fund if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

Lifecycle 2045 Portfolio - Class R, R1, R2, R3, R4, R5, 1 and Class NAV Shares

GOAL AND STRATEGY
The fund seeks high total return until its target retirement date. Thereafter, the fund will seek high current income and, secondarily capital appreciation.

To pursue these goals, the fund, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2045 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Chart under "Lifecycle Portfolios."

Although the fund invests primarily in underlying funds, the fund may also invest in Other Permitted Investments (as described under "Lifecycle Portfolios -- Other Permitted Investments") and use Hedging and Other Strategic Transactions (as described under "Lifecycle Portfolios -- Hedging and Other Strategic Transactions") to the extent consistent with its investment objectives.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goals.

MAIN RISKS
Fund of Fund Risk. The fund's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of underlying funds. In addition, achieving the fund's objective will depend on the performance of the underlying funds which depends on the underlying fund's ability to meet their investment objectives. There can be no assurance that either the fund or the underlying funds will achieve their investment objective.

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests in underlying funds which invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in Hedging and Other Strategic Transactions. To the extent the fund invests in these securities directly or engages in Hedging and Other Strategic Transactions, the fund will be subject to the same risks. As a fund's asset mix becomes more conservative, the fund becomes more susceptible to risks associated with fixed-income securities.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the underlying funds, the more sensitive the fund is to interest rate risk.

Credit Risk. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the underlying fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

High Yield Securities Risk. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

Hedging and Other Strategic Transactions. Hedging and Other Strategic Transactions (derivatives) could involve a loss to the fund if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised. For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds."

Lifecycle 2050 Portfolio - Class R, R1, R2, R3, R4, R5, 1 and Class NAV Shares

GOAL AND STRATEGY
The fund seeks high total return until its target retirement date. Thereafter, the fund will seek high current income and, secondarily capital appreciation.

To pursue these goals, the fund, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2050 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Chart under "Lifecycle Portfolios."

Although the fund invests primarily in underlying funds, the fund may also invest in Other Permitted Investments (as described under "Lifecycle Portfolios -- Other Permitted Investments") and use Hedging and Other Strategic Transactions (as described under "Lifecycle Portfolios -- Hedging and Other Strategic Transactions") to the extent consistent with its investment objectives.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goals.

MAIN RISKS
Fund of Fund Risk. The fund's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of underlying funds. In addition, achieving the fund's objective will depend on the performance of the underlying funds which depends on the underlying fund's ability to meet their investment objectives. There can be no assurance that either the fund or the underlying funds will achieve their investment objective.

The fund is subject to the same risks as the underlying funds in which it invests. The fund invests in underlying funds which invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in Hedging and Other Strategic Transactions. To the extent the fund invests in these securities directly or engages in Hedging and Other Strategic Transactions, the fund will be subject to the same risks. As a fund's asset mix becomes more conservative, the fund becomes more susceptible to risks associated with fixed-income securities.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the underlying funds, the more sensitive the fund is to interest rate risk.

Credit Risk. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the underlying fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

High Yield Securities Risk. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

Hedging and Other Strategic Transactions. Hedging and Other Strategic Transactions (derivatives) could involve a loss to the fund if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

Lifecycle Retirement Portfolio - Class R, R1, R2, R3, R4, R5, 1 and Class NAV Shares

GOAL AND STRATEGY
The fund seeks high current income and, as a secondary objective, capital appreciation.

To pursue these goals, the fund, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in underlying funds using an asset allocation strategy designed to produce income. The neutral allocations for the Retirement Portfolio are 60% fixed-income and 40% equities and the target allocation are not expected to vary by more than plus or minus five percentage points. See "Lifecycle Portfolios" above for further information on the asset allocation strategy.

Although the fund invests primarily in underlying funds, the fund may also invest in Other Permitted Investments (as described under "Lifecycle Portfolios -- Other Permitted Investments") and use Hedging and Other Strategic Transactions (as described under "Lifecycle Portfolios -- Hedging and Other Strategic Transactions") to the extent consistent with its investment objectives.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the fund might not achieve its investment goals.

MAIN RISKS
Fund of Fund Risk. Each fund's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix and weighting of underlying funds. In addition, achieving a fund's objective will depend on the performance of the underlying funds which depends on the underlying fund's ability to meet their investment objectives. There can be no assurance that either the funds or the underlying funds will achieve their investment objective. Each fund is subject to the same risks as the underlying funds in which it invests.

Each fund invests in underlying funds which invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in Hedging and Other Strategic Transactions. To the extent the fund invests in these securities directly or engages in Hedging and Other Strategic Transactions, the fund will be subject to the same risks.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the underlying funds, the more sensitive the fund is to interest rate risk.

Credit Risk. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the underlying funds may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

High Yield Securities Risk. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

Hedging and Other Strategic Transactions. Hedging and Other Strategic Transactions (derivatives) could involve a loss to the fund if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

DESCRIPTION OF FUND SHARES
     The Trustees of the Fund are responsible for the management and supervision of each fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series or funds and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of 80 series. Additional series may be added in the future. The Trustees have also authorized the issuance of fourteen classes of shares of each fund, designated as Class A, Class B, Class C, Class NAV, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class I, Class 1, Class 3, and Class 5. Not all funds will issue all classes of shares. Additional classes of shares may be authorized in the future.

     The shares of each class of a fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

     Dividends paid by a fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees, if any, relating to each class will be borne exclusively by that class, and (ii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

     In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

     Unless otherwise required by the 1940 Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Fund. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

     Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of a fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no fund of the Fund shall be liable for the liabilities of any other fund. Furthermore, no fund included in the Prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which a fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

     The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. The Fund does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

     Shares of a fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates.


ELIGIBLE INVESTORS FOR CLASS R, R1, R2, R3, R4, R5, 1 AND CLASS NAV SHARES

     Class R, R1, R2, R3, R4 and R5 shares are available only to qualified tuition programs under Section 529 of the Internal Revenue Code of 1986, as amended (the "Code")("529 plans") distributed by John Hancock or one of its affiliates and retirement plans ("Retirement Plans") including pension, profit-sharing and other plans ("Plans") qualified under Section 401(a) or described in Sections 403(b) or 457 of the Code, and non-qualified deferred compensation plans. Retirement Plans do not include IRA accounts except for Rollover IRA accounts for participants whose plans are invested in John Hancock Class R shares funds. Retirement Plans do not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs SIMPLE IRAs and individual 403(b) plans.

     Class 1 shares are sold only to certain exempt separate accounts of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.

     Class NAV shares are sold to the five Lifestyle Portfolios of the Fund: the Lifestyle Aggressive Portfolio, Lifestyle Growth Portfolio, Lifestyle Balanced Portfolio, Lifestyle Moderate Portfolio and Lifestyle Conservative Portfolio, and the Lifecycle Portfolios. Each of the Portfolios is a "fund of funds" which invests in various other funds of John Hancock Funds II and John Hancock Funds
III. Class NAV shares are also sold to certain institutional investors.


INDEX 500 FUND

Subadviser:  MFC Global Investment Management (U.S.A.) Limited

Investment Objective:  To approximate the aggregate total return of a broad-
                       based U.S. domestic equity market index.

Investment Strategies: Under  normal  market  conditions,  the  Fund  seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To pursue this goal, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the Index 500 Fund's investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics as securities that are in the S&P 500 Index. As of August 31, 2006, the market capitalizations of companies included in the S&P 500 Index ranged from $1.412 billion to $409.425 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The Fund attempts to match the performance of the S&P 500 Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the Fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and the subadviser will reflect those changes in the composition of the Fund's portfolio as soon as practicable.

Use of Hedging and Other Strategic Transactions
The Fund may invest in futures contracts and Depository Receipts. The Fund may invest in derivatives (investments whose value is based on securities, indexes or currencies). A more complete description of these investment strategies appears under "Hedging and Other Strategic Transactions" in the SAI.

Principal Risks of Investing in this Fund
The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Credit and Counterparty Risk
-Derivatives Risk
-Equity Securities Risk
-Index Management Risk
-Issuer Risk

DESCRIPTION OF FUND SHARES

The Trustees are responsible for the management and supervision of each Fund and Portfolio. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series or funds and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of ninety five (95) series. Additional series may be added in the future. The Trustees have also authorized the issuance of fourteen (14) classes of shares of each fund, designated as Class A, Class B, Class C, Class NAV, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class I, Class 1 and Class 5. Not all funds will issue all classes of shares. Additional classes of shares may be authorized in the future.

The shares of each class of a fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plan, if any. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by a fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees, if any, relating to each class will be borne exclusively by that class, and (ii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the 1940 Act or the Declaration of Trust, no fund has the intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the funds. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of a fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of each fund. The Declaration of Trust also provides for indemnification out of a fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no fund shall be liable for the liabilities of any other fund. Furthermore, no fund included in the Prospectus shall be liable for the liabilities of any other fund within the John Hancock Fund Complex. Liability is therefore limited to circumstances in which a fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

Each fund reserves the right to reject any application which conflicts with the fund's internal policies or the policies of any regulatory authority. JHF II does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of a fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates.


ELIGIBLE INVESTORS FOR CLASS R, R1, R2, R3, R4, R5, 5, 1 AND CLASS NAV SHARES

Class R, R1, R2, R3, R4 and R5 and 5 shares are available to 592 Plans distributed by John Hancock or one of its affiliates and retirement plans ("Retirement Plans") including pension, profit-sharing and other plans qualified under Section 401(a) or described in Sections 403(b) or 457 of the Code, and non-qualified deferred compensation plans. Retirement Plans do not include IRA accounts except for Rollover IRA accounts for participants whose plans are invested in John Hancock Class R shares funds. Class 5 shares are only available through 529 Plans. Retirement Plans do not include retail and institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs SIMPLE IRAs, individual 403(b) plans and other individual retirement plans.

Class 1 shares are sold only to certain exempt separate accounts of JHLIC (U.S.A.) and JHLIC of New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.

Class NAV shares are sold to the five Lifestyle Portfolios of the Fund: the Lifestyle Aggressive Portfolio, Lifestyle Growth Portfolio, Lifestyle Balanced Portfolio, Lifestyle Moderate Portfolio and Lifestyle Conservative Portfolio; the ten Lifecycle Portfolios of JHF II: Lifecycle 2010 Portfolio, Lifecycle 2015 Portfolio, Lifecycle 2020 Portfolio, Lifecycle 2025 Portfolio, Lifecycle 2030
Portfolio, Lifecycle 2035 Portfolio, Lifecycle 2040 Portfolio, Lifecycle 2045 Portfolio, Lifecycle 2050 Portfolio and Lifecycle Retirement Portfolio; and the Absolute Return Portfolio. Each of the Lifestyle Portfolios, Lifecycle Portfolios and Absolute Return Portfolio is a fund of funds which invests in various other Funds of JHF II and John Hancock Funds III. Class NAV shares are also sold to certain institutional investors.

                                     * * *